UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2026

Date of Report (Date of earliest event reported)

McKinley Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42799	98-1852078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Second Ave., Suite 605 Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-671-5148

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MKLY	The Nasdaq Stock Market LLC
Rights, one right to receive one-tenth (1/10th) of one Class A ordinary share	MKLYR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one right to receive one-tenth (1/10th) of one Class A ordinary shares	MKLYU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On May 14, 2026, the holders of Class B ordinary shares in McKinley Acquisition Corporation (the “Company”) appointed Joseph Shaposhnik as an additional independent director of the Company, and Mr. Shaposhnik consented to such appointment.

In addition, Mr. Shaposhnik was designated by the board of directors of the Company (the “Board”) as an additional Class I Director who shall stand elected for a term expiring at the Company’s first annual general meeting and the Board appointed Mr. Shaposhnik to the Audit Committee and the Compensation Committee.

Joseph Shaposhnik is the Founder and Portfolio Manager of Rainwater Equity, an asset management firm that invests in recurring revenue businesses built by exceptional leaders. Prior to founding Rainwater Equity, he established TCW Group’s New America business unit in 2015, where he served as Portfolio Manager for a range of investment strategies, including the TCW New America Premier Equities Fund/Compounders ETF (GRW), Global Premier Sustainable Equities UCITS, and Global Space Technology Equities portfolios. Before joining TCW Group in 2011, Mr. Shaposhnik was an Equity Research Associate at Fidelity Investments, where he covered the semiconductor and entertainment software industries for the firm’s U.S. domestic equity funds. Mr. Shaposhnik holds a B.S. in Business Administration from the Haas School of Business at the University of California, Berkeley and an MBA from the UCLA Anderson School of Management.

There are no arrangements or understandings between Mr. Shaposhnik and any other person pursuant to which he was appointed to serve as a director of the Board and Mr. Shaposhnik does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Shaposhnik and any director or executive officer of the Company.

Mr. Shaposhnik will receive interests in McKinley Partners, LLC, the Company’s sponsor, for his service as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2026

MCKINLEY ACQUISITION CORPORATION

By:	/s/ Peter Wright
Name:	Peter Wright
Title:	Chief Executive Officer

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